                                                                 Exhibit 10.2(c)

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 20, 2002 (this "AMENDMENT"), among NORTHWESTERN CORPORATION a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time party hereto and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity the "ADMINISTRATIVE AGENT").

      A. Reference is made to that certain Credit Agreement, dated as of January 14, 2002, among the Borrower, the several banks and other financial institutions from time to time party thereto (each, a "Lender" and, collectively, the "LENDERS"), Credit Suisse First Boston, ABN AMRO Bank N.V., CIBC Inc. and Barclays Capital (each a "Co-Arranger" and, collectively, the "CO-ARRANGERS"), and the Administrative Agent (as the same has been or may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

      B. The Borrower has requested that the Credit Agreement be amended on the terms set forth herein to permit the Borrower to elect to convert Revolving Credit Loans of certain Lenders outstanding on the Termination Date into term loans to mature on the first anniversary of the Termination Date.

      C. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. DEFINITIONS. Unless otherwise specifically defined herein, capitalized terms used herein shall have their respective meanings assigned to such terms in the Credit Agreement.

            SECTION 2 AMENDMENT. Subject to the effectiveness of this Amendment in accordance with Section 4 hereof, the Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Commitment Percentage", "Note", "Required Lenders" and "Type" in their entirety and by inserting the following definitions to appear in alphabetical order:

            ""AMENDMENT NO. 1 TO CREDIT AGREEMENT" shall mean Amendment No. 1 to Credit Agreement, dated as of June 20, 2002 among the Borrower, the several banks and other financial institutions from time to time party thereto and Credit Suisse First Boston, as administrative agent.

            "COMMITMENT PERCENTAGE" shall mean, as to any Lender, at any time, a fraction (expressed as a percentage) the numerator of which is the sum of (A) such Lender's Revolving Credit Commitment (or after the Termination Date, such Lender's Revolving Credit Loans and RC Term Loans) and (B) such Lender's Term Loan Commitment (or after the Closing Date, such Lender's Term Loans), and the denominator of which is the sum of (x) the aggregate amount of all Revolving Credit Commitments (or after the Termination Date, all Revolving Credit Loans and RC Term Loans) and (y) the aggregate amount of all Term Loan Commitments (or after the Closing Date, all Term Loans), in each case outstanding at such time.

            "CONVERTIBLE REVOLVING CREDIT COMMITMENT" shall mean (a) in the case of each Lender that is a signatory to Amendment No. 1 to the Credit Agreement as of June 20, 2002, that portion of such Lender's Revolving Credit Commitment set forth opposite such Lender's name on the signature page to such Amendment No. 1 as such Lender's "Convertible Revolving Credit Commitment" and (b) in the case of any Lender that becomes a Lender after June 20, 2002, the amount specified as such Lender's "Convertible Revolving Credit Commitment" in the Assignment and Assumption Agreement pursuant to which such Lender assumed a portion of any Lender's Convertible Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. For the avoidance of doubt,
            (1) the Convertible Revolving Credit Commitment, if any, of a Lender shall constitute a portion of such Lender's Revolving Credit Commitment (and not an independent commitment)(and any assignment of a Revolving Credit Commitment which constitutes a Convertible Revolving Credit Commitment shall be identified as such in the applicable Assignment and Assumption Agreement), (2) each borrowing of Revolving Credit Loans (and each issuance of Letters of Credit or borrowing of Swingline Loans) shall constitute utilization of the Convertible Revolving Credit Commitments pro rata with Revolving Credit Commitments of all Lenders (and, in the case of any Lender holding both a Convertible Revolving Credit Commitment and a non-Convertible Revolving Credit Commitment, pro rata between both such Revolving Credit Commitments), and (3) except as expressly provided in Section 2.5(a) with respect to the Termination Date, any reduction or termination of the Revolving Credit Commitments in accordance with the terms of this Agreement shall result in a pro rata reduction or termination (as applicable) of the Convertible Revolving Credit Commitments.

            "CONVERTIBLE REVOLVING CREDIT LOANS" shall mean Revolving Credit Loans outstanding under any Convertible Revolving Credit Commitment.

            "MATURITY DATE" shall mean the one year anniversary of the Termination Date.

            "NOTE" shall mean, as applicable, a Revolving Credit Note, a Term Note, an RC Term Note, or a QFL Note.

            "NOTICE OF CONVERTIBLE REVOLVING CREDIT LOAN CONVERSION" shall have the meaning ascribed thereto in Section 2.3(e).

            "RC TERM LOANS" shall have the meaning ascribed thereto in Section 2.1(e).

            "RC TERM NOTE" shall have the meaning ascribed thereto in Section
            2.2 (d).

            "REQUIRED LENDERS" shall mean, at any time, Lenders having Term Loan Commitments (or after the Closing Date, Term Loans) and Revolving Credit Commitments (or after the Termination Date, Revolving Credit Loans, RC Term Loans and Revolving Credit Commitment Percentages of Swingline Loans and LOC Obligations) representing 51% or more of the aggregate of all Term Loan Commitments (or after the Closing Date, Term Loans) and Revolving Credit Commitments (or after the Termination Date , Revolving Credit Loans, RC Term Loans, Swingline Loans and LOC Obligations) in each case outstanding at such time.

            "TERM-OUT LENDERS" shall mean, at any time, those Lenders holding Convertible Revolving Credit Loans.

            "TYPE" shall mean as to any Loan, its nature as a Revolving Credit Loan, Swingline Loan, Term Loan or an RC Term Loan, or as an Alternate Base Rate Loan or a Eurodollar Loan, or both, as the context may require.".

      (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (b)(iv) of the definition of "Interest Period" and by replacing the period at the end of clause (b)(v) thereof with "; and" and by inserting the following text at the end of the definition of "Interest Period":

            "(vi) no Interest Period with respect to an RC Term Loan shall be selected which would extend beyond the Maturity Date.".

      (c) Section 2.1 of the Credit Agreement is hereby amended by inserting the following text to appear after Section 2.1(d):

            "(e) CONVERSION OF REVOLVING CREDIT LOANS. Subject to the terms and conditions hereof and if the Borrower so elects in accordance with the terms hereof, each of the Term-out Lenders severally agrees to convert its Convertible Revolving Credit Loans then outstanding on the Termination Date into term loans maturing on the Maturity Date ("RC TERM LOANS"); PROVIDED, that the Borrower may not elect to convert outstanding Convertible Revolving Credit Loans into RC Term Loans in an amount which exceeds the aggregate principal amount of Convertible Revolving Credit Loans outstanding on the third Business Day prior to the Termination Date. No portion of the RC Term Loans, once repaid, may be reborrowed.".

      (d) Section 2.2 of the Credit Agreement is hereby amended by inserting the following text to appear after Section 2.2 (c):

            " (d) To the extent requested by any Lender in accordance with clause (a) above, Convertible Revolving Credit Loans made by such Lender that are converted to RC Term Loans on the Termination Date shall be evidenced by one or more promissory notes of the Borrower, each substantially in the form attached hereto as EXHIBIT A-3, with appropriate insertions as to payee, date and principal amount (an "RC TERM NOTE"), payable to the order of such Lender and in an aggregate principal amount equal to the aggregate principal amount of the RC Term Loans of such Lender then outstanding. Each Lender is hereby authorized to record the date, Type and amount of each RC Term Loan made by it, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its RC Term Note, and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded absent manifest error. Each RC Term Note shall (i) be dated the Termination Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with SECTION 2.9.", and by deleting the text "(b) and (c)" which appears at the end of the first sentence of Section 2.2 (a) and inserting "(b), (c) and (d)" in place thereof.

      (e) Section 2.3 of the Credit Agreement is hereby amended by inserting the following text to appear after Section 2.3(d):

            "(e) The Borrower may elect to convert the then outstanding Convertible Revolving Credit Loans into RC Term Loans on the Termination Date; PROVIDED that the Borrower shall give the Administrative Agent an irrevocable notice substantially in the form of EXHIBIT B-5 ("NOTICE OF CONVERTIBLE REVOLVING CREDIT LOAN CONVERSION") (which notice must be received by the Administrative Agent prior to 10:00 a.m., New York City time, three Business Days prior to the Termination Date), specifying (i) the amount to be converted, (ii) the requested Borrowing Date (which shall be the Termination Date), (iii) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and (iv) if the conversion is to be entirely or partly of Eurodollar Loans, the amounts of such Eurodollar Loans and the lengths of the initial Interest Periods therefor. The RC Term Loans designated as Eurodollar Loans shall be in amounts equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Term-out Lender thereof. Each Term-out Lender shall be deemed to have made on the Termination Date an RC Term Loan with a maturity on the Maturity Date in the amount of its pro rata share of outstanding Convertible Revolving Credit Loans to be converted in accordance with the terms hereof.".

      (f) Section 2.5(a) of the Credit Agreement is hereby deleted in its entirety and replaced by inserting the following text:

            "(a) The Term Loan Commitments shall terminate on the Closing Date (immediately after funding of the Term Loans). The Revolving Credit Commitments shall be reduced to zero on the Termination Date, PROVIDED that, if the Borrower elects to convert Convertible Revolving Credit Loans to RC Term Loans on the Termination Date pursuant to Section 2.3, then (i) that portion of the Revolving Credit Commitments constituting the Convertible Revolving Credit Commitments shall be permanently reduced to an amount that is equal to the aggregate principal amount of the resulting RC Term Loans,
            (ii) the remaining Revolving Credit Commitments shall terminate on the Maturity Date and (iii) no additional Loans (other than Convertible Revolving Credit Loans converted into RC Term Loans on the Termination Date) shall be made on or after the Termination Date. The Swingline Commitment shall terminate on the Termination Date.".

      (g) Section 2.6 (a) of the Credit Agreement is hereby amended by replacing the text "whether the prepayment is of Revolving Credit Loans or Term Loans or a combination thereof" with the following text:

            "whether the prepayment is of Revolving Credit Loans, Term Loans or a combination thereof or RC Term Loans";

      and by adding the following text to appear before the last sentence of the paragraph

            "Any prepayment of RC Term Loans shall automatically reduce the Revolving Credit Commitments by an amount equal to such prepayment."

      (h) Section 2.7 of the Credit Agreement is hereby amended by inserting the following text after the end of Section 2.7(a)(iii):

            "(iv) no RC Term Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Maturity Date,"

      and by replacing the current numeral "(iv)" with "(v)" and the current numeral " (v)" with "(vi)" respectively.

      (i) Section 2.7 of the Credit Agreement is hereby amended by deleting the word "and" that appears immediately before Section 2.7(b)(iii) and by inserting the following text after the words "prior to the Termination Date" located in Section 2.7(b)(iii):

            ", and (iv) no Eurodollar Loan which is an RC Term Loan may be continued as a Eurodollar Loan after the date that is one month prior to the Maturity Date".

      (j) Section 2.12 of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and by inserting the following text:

            "Each borrowing by the Borrower of Revolving Credit Loans from the Lenders hereunder, each payment by the Borrower on account of any Commitment Fee hereunder and, except as expressly provided in
            Section 2.5 (a), any reduction of the Revolving Credit Commitments of the Lenders shall be made pro rata according to the respective Revolving Credit Commitment Percentages of the Lenders.".

      (k) Section 3.16 of the Credit Agreement is hereby amended by inserting the following text to appear at the end thereof:

            "The proceeds of RC Term Loans will be used solely to refinance Convertible Revolving Credit Loans outstanding on the Termination Date as set forth in the Notice of Convertible Revolving Credit Loan Conversion provided by the Borrower to the Administrative Agent in accordance with Section 2.3 hereof.".

      (l) Section 4.2 of the Credit Agreement is hereby amended by deleting the first paragraph in its entirety and replacing it with the following:

            "The agreement of each Lender to make any Loan other than Loans constituting an interest rate conversion, continuation or rollover of a pre-existing Loan requested to be made by it on any date, the agreement of each Term-out Lender to convert Convertible Revolving Credit Loans into RC Term Loans, and the agreement of the Issuing Lender to issue, amend, renew or extend (and each Lender to participate in) any Letter of Credit (the making of any such Loan, the conversion of Convertible Revolving Credit Loans into RC Term Loans, or the issuance, amendment, renewal or extension of (and the participation in) any such Letter of Credit, a "CREDIT EVENT") is subject to the satisfaction of the following conditions precedent:".

      (m) Section 6.1 (b) of the Credit Agreement is hereby amended by deleting the text "Fifth (5th)" and replacing it with the text "Fifth (5th) and thereafter".

      (n) Annex A to the Credit Agreement is hereby amended by inserting the following text at the end of Annex A:

            " In addition, notwithstanding the foregoing, the Applicable Margin for Eurodollar Loans and the Applicable Margin for Alternate Base Rate Loans, in each case which are RC Term Loans, shall be the Applicable Margins as set forth in the table above for each Level plus 25 basis points."

      (o) The Exhibits to the Credit Agreement are amended by inserting Exhibit B-5, attached hereto, to appear after Exhibit B-4 to the Credit Agreement, by inserting Exhibit

      A-3 attached hereto, to appear after Exhibit A-2 to the Credit Agreement, and by deleting Exhibit D to the Credit Agreement and inserting Exhibit D attached hereto in place thereof.

      (p) The Table of Contents of the Credit Agreement is amended by inserting the text "Exhibit B-5 Form of Notice of Convertible Revolving Credit Loan Conversion" to appear after "Exhibit B-4 Form of Notice of Interest Rate Conversion" and by inserting the text "Exhibit A-3 Form of RC Term Note" to appear after "Exhibit A-2 Form of Term Note".

      (q) Schedule 6.6 to the Credit Agreement is amended by inserting the following to appear at the end thereof:

            "10. Preferred Securities Guarantee Agreement, dated as of January 31, 2002, by and between NorthWestern Corporation, as Guarantor, Wilmington Trust Company, as Trustee and NorthWestern Capital Financing III, as Issuer, with respect to the Preferred Capital Securities referred to in Item 1(e)(ix) of Schedule 6.10.

            11. Common Securities Guarantee Agreement, dated as of January 31, 2002, by the Borrower."

      (r) Schedule 6.10 to the Credit Agreement is amended by inserting the following to appear at the end of item 1(e):

            "(ix) 4,440,000 shares of 8.10% Preferred Capital Securities issued under the Amended and Restated Declaration of Trust of NorthWestern Capital Financing III, dated as of January 31, 2002.

            (x) $114,433,025 of 8.10% subordinated debt securities due 2032 issued pursuant to the Fourth Supplement Indenture, dated as of January 31, 2002, to the Subordinated Debt Securities Indenture dated as of August 1, 1995, as amended, between NorthWestern Public Service Company and The Chase Manhattan Bank (North America), as Trustee."

            SECTION 3 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as of the date hereof to each of the Administrative Agent and the Lenders that after giving effect to this Amendment:

            (a) The representations and warranties set forth in the Credit Agreement are true and correct in all material respects except to the extent such representations and warranties expressly related to an earlier date;

            (b) The Borrower is in compliance in all material respects with all other terms and provisions contained in the Credit Agreement required to be observed or performed;

            (c)   No Default or Event of Default has occurred and is continuing;

            (d) The Borrower has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

            (e) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower;

            (f) The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any material contractual obligation binding on the Borrower or any of its Subsidiaries; and

            (g) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

The Borrower acknowledges and agrees that the representations and warranties set forth above shall survive the execution and delivery hereof and shall be deemed made in the Credit Agreement for purposes of Section 4.2 of the Credit Agreement.

            SECTION 4 EFFECTIVENESS. This Amendment shall become effective on the date the Administrative Agent receives (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and each of the Lenders constituting the Required Lenders, (ii) for the ratable benefit of each of Bank of Scotland, CoBank, ACB, and Malayan Banking Berhad, respectively, a non-refundable fee in an amount equal to 15 basis points (0.15%) of the aggregate principal amount of the Convertible Revolving Credit Commitment of each such Lender, if any, and (iii) payment of all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, reasonable fees and expenses of its counsel) for which invoices have been submitted to the Borrower. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date hereof, and such notice shall be conclusive and binding on all parties hereto.

            SECTION 5 MISCELLANEOUS. (a) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Upon this Amendment becoming effective as provided herein, the term "Loan Document" as defined in the Credit Agreement shall include, without limitation, this Amendment.

            (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

            (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consents to the non-exclusive jurisdiction of the state and federal courts of the State of New York and irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

            (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Amendment by fax will be deemed as effective delivery of an originally executed counterpart.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BORROWER:

                                    NORTHWESTERN CORPORATION


                                    By: /s/ Kipp D. Orme
                                        ----------------------------------
                                        Name:  Kipp D. Orme
                                        Title: Vice President - Finance &
                                               Chief Financial Officer

                                    ADMINISTRATIVE AGENT:

                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ Paul L. Colon
                                        ----------------------------------
                                        Name:  Paul L. Colon
                                        Title: Vice President


                                    By: /s/ Vanessa Gomez
                                        ----------------------------------
                                        Name:  Vanessa Gomez
                                        Title: Associate


Convertible Revolving Credit              LENDERS
Commitment:
----------------------------
$ 50,000,000                        CREDIT SUISSE FIRST BOSTON, CAYMAN
 ---------------------------        ISLANDS BRANCH


                                    By: /s/ Paul L. Colon
                                        ----------------------------------
                                        Name:  Paul L. Colon
                                        Title: Vice President


                                    By: /s/ Vanessa Gomez
                                        ----------------------------------
                                        Name:  Vanessa Gomez
                                        Title: Associate

Convertible Revolving Credit
Commitment:
----------------------------
$ 50,000,000                        CIBC INC.
 ---------------------------


                                    By: /s/ John P. Burke
                                        ----------------------------------
                                        Name:  John P. Burke
                                        Title: Executive Director
                                               CIBC World Markets Corp.,
                                               as Agent

Convertible Revolving Credit
Commitment:
----------------------------
$ 50,000,000                        ABN AMRO BANK  N.V.
 ---------------------------


                                    By: /s/ Thomas J. Sterr
                                        ----------------------------------
                                        Name:  Thomas J. Sterr
                                        Title: Vice President


                                    By: /s/ Frank T.J. Van Deur
                                        ----------------------------------
                                        Name:  Frank T.J. Van Deur
                                        Title: Assistant Vice President

Convertible Revolving Credit
Commitment:
----------------------------
$ 50,000,000                        BARCLAYS BANK PLC
 ---------------------------


                                    By: /s/ Sydney G. Dennis
                                        ----------------------------------
                                        Name:  Syndey G. Dennis
                                        Title: Director

Convertible Revolving Credit
Commitment:
----------------------------

$ NIL                               BANK OF SCOTLAND
 ---------------------------


                                    By: /s/ Martin Metcalf
                                        ----------------------------------
                                        Name:  Martin Metcalf
                                        Title: Associate Director of
                                               Corporate Banking

Convertible Revolving Credit

Commitment:
----------------------------

$ 0                                 CoBANK, ACB
 ---------------------------


                                    By: /s/ Cathleen D. Reed
                                        ----------------------------------
                                        Name:  Cathleen D. Reed
                                        Title: Assistant Vice President

Convertible Revolving Credit
Commitment:
----------------------------

$ 25.0 MILLION                      MALAYAN BANKING BERHAD
 ---------------------------


                                    By: /s/ Wan Fadzmi Wan Othman
                                        ----------------------------------
                                        Name:  Wan Fadzmi Wan Othman
                                        Title: General Manager

                                                                     EXHIBIT B-5
                                                                       TO CREDIT
                                                                       AGREEMENT

         FORM OF NOTICE OF CONVERTIBLE REVOLVING CREDIT LOAN CONVERSION

Credit Suisse First Boston,
as Administrative Agent for the below-referenced Lenders
Eleven Madison Street
New York, New York 10010-3629
Attention:  [_________________]


                            NORTHWESTERN CORPORATION

Gentlemen and Ladies:

            This Notice of Convertible Revolving Credit Loan Conversion is delivered to you pursuant to SECTION 2.3 of the Credit Agreement, dated as of January 14, 2002 (together with all amendments, supplements, amendment and restatements and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Northwestern Corporation, a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), and Credit Suisse First Boston, as Administrative Agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, defined terms used herein have the meanings provided in the Credit Agreement.

            The Borrower hereby requests that on _____________, _____ (the "Borrowing Date"):(1)

            (1) $ ___________ of the currently outstanding principal amount of the Convertible Revolving Credit Loans be converted into RC Term Loans.

            (2) [$___________ of such RC Term Loans shall be Eurodollar Loans.](2) [The initial Interest Period for such Eurodollar Loans is requested to be a [one] [two] [three] or [six] month period.]

            [AND/OR]

            [$ ________ of such RC Term Loans shall be Alternate Base
Rate Loans.]

-------------------------------
            (1) The Borrowing Date for the conversion of Convertible Revolving Credit Loans to RC Term Loans shall be the Termination Date.

            (2) RC Term Loans designated as Eurodollar Loans shall be in amounts equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof.


                                   EXHIBIT B-5

            (3) The undersigned hereby certifies that, as of the Borrowing Date, all the applicable conditions contained in Section 4.2 of the Credit Agreement have been satisfied (or waived pursuant to Section 9.1 of the Credit Agreement).








                                   EXHIBIT B-5

            IN WITNESS WHEREOF, the Borrower has caused this Notice of Convertible Revolving Credit Loan Conversion to be executed and delivered, and the certification, representations and warranties contained herein to be made, by an authorized officer this ______ day of ____________, _______.

                                    NORTHWESTERN CORPORATION


                                    By:
                                       ---------------------------
                                       Name:
                                       Title:




                                   EXHIBIT B-5

                                                                     EXHIBIT A-3
                                                             TO CREDIT AGREEMENT

                              FORM OF RC TERM NOTE

$__________                                                   New York, New York
                                                              [__________], 200_


            FOR VALUE RECEIVED, the undersigned, NORTHWESTERN CORPORATION, a Delaware corporation, with its principal place of business at 125 South Dakota Avenue, Suite 1100, Sioux Falls, South Dakota 57104-6403 (the "BORROWER"), hereby unconditionally promises to pay to the order of ___________________, with a place of business at ______________________________ (the "LENDER"), by wire transfer to the account of Credit Suisse First Boston, as Administrative Agent (as defined in the Credit Agreement referred to below), with [ACCOUNT BANK], ABA NO. [o], Account No. [o], Attn: Agency, Reference: [o], or at such other place or places and to such account or accounts as the Administrative Agent, may direct from time to time by notice to the Borrower in accordance with the Credit Agreement (as hereinafter defined), in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($____________) and (b) the aggregate unpaid principal amount of all RC Term Loans (as defined in the Credit Agreement) made by the Lender to the undersigned pursuant to the Credit Agreement, payable, subject to the fourth paragraph hereof, on or before the Maturity Date (as defined in the Credit Agreement).

            The Borrower hereby unconditionally further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding from the date hereof, and, to the extent permitted by applicable law, on any unpaid interest payable hereon, from the date such interest is due hereunder, at the applicable rates per annum and on the dates specified in
Section 2.9 of the Credit Agreement until such principal amount and interest, as applicable, is paid in full (both before and after judgment). The Borrower agrees to pay costs and expenses, including reasonable attorneys' fees, incurred in connection with the interpretation or enforcement of this RC Term Note in accordance with the Credit Agreement.

            This RC Term Note is one of the RC Term Notes referred to in the Credit Agreement, dated as of January 14, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined therein being used herein as defined therein), among the Borrower, the several banks and other financial institutions parties thereto (including the Lender), and the Administrative Agent, and is entitled to the benefits thereof and of the other Loan Documents referred to therein, and is subject to optional and mandatory prepayment in whole or in part as provided therein. This RC Term Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this RC Term Note in respect thereof.


                                      A-3-1

            Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts remaining unpaid on this RC Term Note shall become, or may be declared to be, immediately due and payable all as provided therein.

            The Lender may proceed against the Borrower in such manner as it deems desirable in accordance with the Credit Agreement. None of the rights or remedies of the Lender hereunder are to be deemed waived or affected by failure or delay on the part of the Lender to exercise the same. All remedies conferred upon the Lender by this RC Term Note or any other instrument or agreement or by applicable law, shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at the Lender's option.

            All parties now and hereafter liable with respect to this RC Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand of payment, notice of protest, notice of dishonor and all other notices of any kind.

            THIS RC TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                                    NORTHWESTERN CORPORATION


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:




                                     A-3-2

                                                                       EXHIBIT D
                                                             TO CREDIT AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

            This Assignment and Assumption Agreement (the "ASSIGNMENT") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "ASSIGNOR") and [INSERT NAME OF ASSIGNEE] (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

            For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

            For the avoidance of doubt, the Assignee expressly acknowledges and agrees to be bound by the terms of the Credit Agreement applicable to the Assigned Interest, including, without limitation, the terms of the Credit Agreement applicable to the Assigned Interest that constitute Convertible Revolving Credit Commitments or Convertible Revolving Credit Loans.

1.    Assignor:               ______________________________

2.    Assignee:               ______________________________ [and is an
                              Affiliate/Approved Fund(3)]

3.    Borrower:               Northwestern Corporation, a Delaware corporation.

4.    Administrative Agent:   Credit Suisse First Boston, as the administrative
                              agent under the Credit Agreement

5.    Credit Agreement:       Credit Agreement, dated as of January 14, 2002 (as
                              amended, restated, supplemented or otherwise modified from time to time, the "CREDIT
                              AGREEMENT"; terms defined therein being used herein as defined therein), among the Borrower, the several banks and other financial institutions

----------
            (3) Select as applicable.


                                    Exhibit D
                              parties thereto (including the Lender), and the Administrative Agent




                                    Exhibit D

6.    Assigned Interest:


---------------------------------------------------------------------------------
                          Aggregate
                          Amount of           Amount of           Percentage
                      Commitment/Loans    Commitment/Loans       Assigned of
 Facility Assigned     for All Lenders         Assigned       Commitment/loans(4)
 -----------------     ---------------         --------       ----------------
---------------------------------------------------------------------------------
Revolving Credit     $_____________      $_____________             __________%
Commitment


(of which the
following
constitutes
Convertible
Revolving Credit
Commitment
                     $_____________      $_____________             __________%
---------------------------------------------------------------------------------

Term Loan Commitment $_____________      $_____________             __________%
---------------------------------------------------------------------------------

[Name of Assignor]

            Revised Revolving Credit Commitment Amount:  $______________
            ------------------------------------------
            (of which the following constitutes Revised
            Convertible Revolving Commitment Amount:     $______________)
            ----------------------------------------


            Revised Revolving Commitment Percentage:
            ---------------------------------------       ______________%

            [Revised Term Loan Commitment Amount:        $______________]
             -----------------------------------


            [Revised Term Loan Commitment Percentage:
             ---------------------------------------      ______________%]

            Revised Term Loan Amount:                    $______________

            Fees Assigned (if any):                      $______________


[Name of Assignee]

            New Revolving Credit Commitment Amount:      $______________
            --------------------------------------
            (of which the following constitutes New
            Convertible Revolving Commitment Amount:     $______________)
            ----------------------------------------


            New Revolving Credit Commitment Percentage:
            ------------------------------------------    ______________%

            [New Term Loan Commitment Amount:            $______________]
             -------------------------------

--------------------------------------
            (4) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                   Exhibit D

            [New Term Loan Commitment Percentage:          _____________%]
             -----------------------------------

            Revised Term Loan Amount:                    $______________

ADDRESS FOR NOTICES FOR ASSIGNEE:

[Address]
Attention: _____________
Telephone: _____________
Telecopy: ______________
Telephone
Confirmation:___________

EURODOLLAR LENDING OFFICE:


________________________
________________________
________________________


DOMESTIC LENDING OFFICE:


________________________
________________________
________________________


Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

            The terms set forth in this Assignment are hereby agreed to:

                                    ASSIGNOR
                                    [NAME OF ASSIGNOR]


                                    By:______________________________
                                         Name:
                                         Title:

                                    ASSIGNEE
                                    [NAME OF ASSIGNEE]


                                    By:______________________________
                                         Name:
                                         Title:


                                   Exhibit D

Consented to and Accepted:

CREDIT SUISSE FIRST BOSTON, as
  Administrative Agent


By_________________________________
    Name:
    Title:


By_________________________________
    Name:
    Title:


[Consented to:](5)

NORTHWESTERN CORPORATION


By_________________________________
    Name:
    Title:




--------------------------------
            (5) To be added only if there is no Event of Default occurring and in the case where the Assignee is not a Lender or an Affiliate or Approved Fund thereof.


                                   Exhibit D

                                                                         ANNEX 1

                    NORTHWESTERN CORPORATION CREDIT AGREEMENT
                          DATED AS OF JANUARY 14, 2002

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

            1.  REPRESENTATIONS AND WARRANTIES.

            1.1. ASSIGNOR. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "CREDIT DOCUMENTS"), or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or
(iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

            1.2. ASSIGNEE. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 3.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

            2. PAYMENTS. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the


                                   Exhibit D

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

            3. GENERAL PROVISIONS. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.














                                   Exhibit D